                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report: (Date of earliest event reported): April 23, 2003


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



                                                                13-3532643
          DELAWARE                      0-20117                (IRS Employer
  (State of Incorporation)      (Commission File Number)     Identification No.)
--------------------------------------------------------------------------------



                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON APRIL 23, 2003 REGARDING UPDATED GUIDANCE AND OPERATING PLANS FOLLOWING THE SITAXSENTAN RE-ACQUISITION.

 TEXAS BIOTECHNOLOGY UPDATES GUIDANCE AND OPERATING PLANS FOLLOWING SITAXSENTAN
                                 RE-ACQUISITION

                       CONFERENCE CALL SCHEDULED FOR TODAY

HOUSTON, TX - April 23, 2003 - Texas Biotechnology Corporation (NASDAQ: TXBI) today announced updated 2003 guidance and operational plans following the completion of its acquisition of ICOS' interests in sitaxsentan and TBC3711.

"Our just completed agreement with ICOS enables us to control all aspects of product and business development and to capture 100 percent of the value we believe sitaxsentan represents," said Bruce D. Given, M.D., President and CEO of Texas Biotechnology Corporation. "As a result of the terms of the buy-out, we are providing updated financial guidance and product and corporate strategies."

Based on the terms agreed to with ICOS, Texas Biotechnology expects its current cash position to last through the end of the third quarter 2004, versus through the end of 2004, as previously reported. The net loss for 2003 reflects a one-time charge of approximately $8.4 million, reflecting the net expense associated with the purchase of the ICOS interest.

                         TEXAS BIOTECHNOLOGY CORPORATION
            UNAUDITED GUIDANCE - IN MILLIONS (EXCEPT PER SHARE DATA)

                                                     Updated Year 2003 Guidance
Cash and Investments at Year-End                         $    30.0 - 32.0
Net sales of Argatroban by GSK
(for which we receive royalties)                              30.0 - 35.0
Revenues                                                      10.0 - 11.5
Expenses (net of minority interest in Revotar)                50.0 - 53.0
Investment income                                              0.8 - 1.0
Estimated net loss                                          (39.0) - (42.0)
Estimated net loss per share                                (0.89) - (0.96)
(basic and diluted)
Weighted average shares (millions)                            44.0 - 44.0


                                    - more -


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"Our strategy for managing capital needs includes a potential licensing agreement for rights to sitaxsentan in select markets," continued Dr. Given. "We believe sitaxsentan is an excellent product candidate that will attract potential partners and investors as it moves through the final stages of testing. In the meantime, we continue with strict cost control measures that will help minimize cash burn for non-core programs."

Expected highlights for 2003 include:

     o Initiation of the final Phase III study in pulmonary arterial hypertension to include 50 and 100 mg doses of sitaxsentan, placebo and bosentan

     o Licensing of select rights to sitaxsentan, preferably retaining North American rights

     o Benefiting financially from GlaxoSmithKline's increased commitment to Argatroban

     o    Presentation and publication of complete clinical results from STRIDE

     o    Re-naming of the company

"Our commitment to the commercial evolution of Texas Biotechnology, a company with both approved and late-stage products, inspired us to re-name the company to better reflect our optimism, strategic focus and aspirations to achieve profitability," said Dr. Given. "The name we have chosen, Encysive Pharmaceuticals, embodies the energy, dedication and focus outlined within our operating strategy. We have put forth Encysive Pharmaceuticals to our shareholders and look to launch our new name in the next month, assuming that approval is granted."

Conference Call

Texas Biotechnology will host a conference call on Wednesday, April 23, 2003 at 8:30 AM Eastern time. To participate in the call, dial 952-556-2842 and enter access code 682731. A replay of the conference call will also be available beginning 12:00 PM Eastern time on April 23, 2003 and end on April 25, 2003 at 11:59 PM Eastern time. To access the replay, dial 320-365-3844 and dial in access code 682731. In addition, the conference call will be available live on the Company's web site (www.tbc.com). A replay of the conference call will also be available on the Company's web site.

ABOUT TEXAS BIOTECHNOLOGY CORPORATION

Texas Biotechnology Corporation, a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for its expertise in small molecule drug development and vascular biology. Argatroban, its first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Texas Biotechnology is in Phase III development of the endothelin antagonist, sitaxsentan, for pulmonary arterial hypertension. Its majority owned affiliate, Revotar Biopharmaceuticals AG, is in Phase II development with the selectin antagonist bimosiamose in asthma, psoriasis and atopic dermatitis. Texas Biotechnology has several other research and development programs ongoing for a range of cardiovascular and inflammatory diseases. To learn more about Texas Biotechnology please visit our web site: www.tbc.com.

This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially form those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required government approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Texas Biotechnology has filed with the Securities and Exchange Commission. The company undertakes no duty to update of revise these forward-looking statements.

                                      # # #
                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date April 23, 2003                 TEXAS BIOTECHNOLOGY CORPORATION


                                    /s/ Stephen L. Mueller
                                    --------------------------------------------
                                    Stephen L. Mueller
                                    Vice-President, Finance and Administration
                                    Secretary and Treasurer